EXHIBIT 10.2

GUARANTY

This GUARANTY (this “Guaranty”), is entered into as of August 4, 2022 by the Persons listed on the signature pages hereof as “Guarantors” (together with any other entity that may hereafter become party hereto as a Guarantor, individually, a “Guarantor” and collectively, “Guarantors”) in favor of Wells Fargo Bank, National Association (“Lender”).

W I T N E S S E T H:

WHEREAS Broadwind, Inc., a Delaware corporation, Brad Foote Gear Works, Inc., an Illinois corporation, Broadwind Industrial Solutions, LLC a North Carolina limited liability company, Broadwind Heavy Fabrications, Inc., a Wisconsin corporation (each, individually, a “Borrower” and collectively, the “Borrowers”) and Lender are party to a certain Credit Agreement dated of even date herewith (the “Credit Agreement”) pursuant to which Lender has extended certain financial accommodations to the Borrowers; and

WHEREAS, in order to induce Lender to enter into the Loan Documents, and to provide financial accommodations to the Borrowers as set forth in the Loan Documents, , each Guarantor has agreed to guaranty the Obligations of Borrowers (or in the case of a Borrower, the Obligations of the other Borrowers); and

WHEREAS, as a result of its relationship with the Borrowers and the other Guarantors, each Guarantor will receive substantial benefits from the financial accommodations provided by Lender to the Borrowers.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions and Construction

1.1.      Definitions. As used in this Guaranty, the following terms shall have the following definitions:

“Borrower” and “Borrowers” have the respective meanings set forth in the preamble to this Guaranty.

“Credit Agreement” has the meaning set forth in the recitals to this Guaranty.

“Guarantor” means each Guarantor, and in the case of any additional Guarantor that is a Borrower, such Borrower with respect to the Guarantied Obligations of the other Borrowers.

“Guarantied Obligations” has the meaning set forth in Section 2.1.

“Guaranty” means this Guaranty.

“Lender” means Wells Fargo Bank, National Association, individually, and whether as Lender, Issuing Bank, provider of Bank Products or otherwise and in its capacity as agent for any Affiliate of Wells Fargo Bank, National Association that is at any time owed any Bank Product Obligations, which Affiliates shall be deemed hereby to have appointed Wells Fargo Bank, National Association as agent for purposes of this Guaranty.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guaranty, keepwell, or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

1.2.      Construction. Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereof) that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. The rules of interpretation specified in the Credit Agreement (including Sections 1.2, 1.3, 1.4, 1.5 and 1.6 thereof) shall be applicable to this Guaranty. All references to “payment in full of Guarantied Obligations” or words of similar import shall have the same meaning as “payment in full of Obligations” as provided in Section 1.6 of the Credit Agreement. All references in this Guaranty to Sections are references to Sections of this Guaranty unless otherwise specified. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Lender” shall be a reference to Lender, for the benefit of itself, as Lender, Issuing Bank, provider of Bank Products and each Affiliate of Lender that is owed any Bank Product Obligations.

2.       Agreement to Guaranty Obligations

2.1.      Guaranty.

(a)    In recognition of the direct and indirect benefits to be received by each Guarantor in connection with the financial accommodations provided by Lender to the Borrowers, each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of each and all of the following (collectively, the “Guarantied Obligations”): (i) the Obligations (including any Bank Product Obligations) now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees, Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and (ii) any and all expenses (including reasonable counsel fees and expenses) incurred by Lender in enforcing any rights under any Loan Document. Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by any Loan Party to Lender but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving any Loan Party or any other Person; provided that, notwithstanding anything to the contrary contained herein, the Guarantied Obligations shall exclude any Excluded Swap Obligation.

(b)    If any or all of the Guarantied Obligations becomes due and payable, each Guarantor, unconditionally and irrevocably, and without the need for demand, protest, or any other notice or formality, promises to pay such indebtedness to Lender, together with any and all expenses (including Lender Expenses) that may be incurred by Lender in demanding, enforcing, or collecting any Guarantied Obligations. If claim is ever made upon Lender for repayment or recovery of any amount or amounts received in payment of or on account of any or all of the Guarantied Obligations and Lender repays all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such payee or any of its property, or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower or any Guarantor), then and in each such event, each Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon each Guarantor, notwithstanding any revocation (or purported revocation) of this Guaranty or other instrument evidencing any liability of any Guarantor and each Guarantor shall be and remain liable to such payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

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(c)    Each Guarantor unconditionally and irrevocably guarantees the payment of any and all of the Guarantied Obligations to Lender, whether or not due or payable by any Loan Party upon the occurrence of any of the events specified in Section 8.1(d) of the Credit Agreement, and irrevocably and unconditionally promises to pay such indebtedness to Lender, without the requirement of demand, protest, or any other notice or other formality, in lawful money of the United States.

2.2.      Absolute and Unconditional Guaranty.

(a)    The liability of each Guarantor hereunder is primary, absolute, and unconditional, and is independent of any security for or other guaranty of the Guarantied Obligations, whether executed by any other Guarantor or by any other Person, and the liability of each Guarantor hereunder shall not be affected or impaired by (i) any payment on, or in reduction of, any such other guaranty or undertaking, (ii) any dissolution, termination, or increase, decrease, or change in personnel by any Borrower, any other Guarantor, or any other Person, (iii) any payment made to Lender on account of the Guarantied Obligations which Lender repays to any Borrower, any other Guarantor or any other Person pursuant to any court order in any Insolvency Proceeding (or any settlement or compromise of any claim made in such a proceeding relating to such payment), and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (iv) any action or inaction by Lender, or (v) any invalidity, irregularity, avoidability, or unenforceability of all or any part of the Guarantied Obligations or of any security therefor.

(b)    This Guaranty includes all present and future Guarantied Obligations including any under transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing any Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part.

2.3.      Guaranty of Payment; Independent Obligations. The guaranty by each Guarantor hereunder is a guaranty of payment and not of collection. The obligations of each Guarantor under this Guaranty are independent of the Guarantied Obligations of any other Guarantor, and a separate action or actions may be brought and prosecuted against one or more Guarantors to enforce such obligations, whether or not any action is brought against any other Guarantor or any other Person and whether or not any other Guarantor or any other Person is joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof.

2.4.      Keepwell. Each Qualified ECP Guarantor hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to guaranty and otherwise honor all Guarantied Obligations in respect of Swap Obligations (provided, that, each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be incurred hereunder without rendering its obligations under this Section2.4, or otherwise under the Loan Documents, voidable under applicable law relating to voidable transfers, fraudulent conveyances or fraudulent transfers, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until payment in full of the Guarantied Obligations. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.3.Waivers, Authorizations and Acknowledgements

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3.1.      Waivers.

(a)    Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require Lender to (i) proceed against any other Guarantor or any other Person, (ii) proceed against or exhaust any security held from any other Guarantor or any other Person, (iii) protect, secure, perfect, or insure any Lien on any property subject thereto or exhaust any right to take any action against any other Guarantor, any other Person, or any property subject to a Lien, or (iv) pursue any other remedy in Lender’s power. Each Guarantor waives any defense based on or arising out of any defense of such Guarantor, any other Guarantor or any other Person, other than payment of the Guarantied Obligations to the extent of such payment, based on or arising out of the disability of any Guarantor or any other Person, or the validity, legality, or unenforceability of any Guarantied Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Guarantor other than payment of the Guarantied Obligations to the extent of such payment. Lender may foreclose upon any Collateral held by Lender by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Lender may have against any Guarantor or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guarantied Obligations have been paid.

(b)    Each Guarantor waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional Guarantied Obligations or other financial accommodations. Each Guarantor waives notice of any Event of Default under any Loan Document. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower and other Guarantor’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations and the nature, scope, and extent of the risks which each Guarantor assumes and incurs hereunder, and agrees that Lender shall not have any duty to advise any Guarantor of information known to it regarding such circumstances or risks.

(c)    To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any right to assert against Lender any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against any Borrower, other Guarantor or any other Person liable to Lender, (ii) any defense (legal or equitable), set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor, (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Lender, including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity against any Borrower or other Guarantor or surety, and (iv) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof. Any payment or other act or circumstance which shall defer or delay, or otherwise toll, the operation of any statute of limitations applicable to any Guarantied Obligations or as to any Guarantor shall similarly operate to defer or delay, or otherwise toll, the operation of such statute of limitations applicable to such Guarantor’s liability hereunder.

3.2.      Waivers of Defenses. Each Guarantor jointly and severally guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the Loan Documents (or any agreement relating to Bank Products, as applicable), regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defense it may now or hereafter have in any way relating to, any or all of the following:

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(a)    any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b)    any change in the time, manner, or place of payment of, or in any other term of, all or any Guarantied Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including any increase in the Guarantied Obligations resulting from the extension of additional credit;

(c)    any taking, exchange, release, or non-perfection of any Lien on any Collateral, or any taking, release, amendment, waiver of, or consent to departure from any other guaranty, for any Guarantied Obligations;

(d)    the existence of any claim, set-off, defense, or other right that any Guarantor may have at any time against any Person, including Lender;

(e)    any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor;

(f)     any right or defense arising by reason of any claim or defense based upon an election of remedies by Lender including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against any Borrower or any other Guarantor or any guarantors or sureties;

(g)    any change, restructuring, or termination of the corporate, limited liability company, or partnership structure or existence of any other Guarantor; or

(h)    any other circumstance that might otherwise constitute a defense available to, or a discharge of, any other Guarantor or any other guarantor or surety.

3.3.      Consents to Amendments, Etc.

(a)    Each Guarantor authorizes Lender, without notice or demand, and without affecting or impairing its liability hereunder, from time to time to:

(i)            change the manner, place, or terms of payment of, or change or extend the time of payment of, renew, increase, accelerate, or alter: (A) any Guarantied Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon); or (B) any security therefor or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Guarantied Obligations as so changed, extended, renewed, or altered;

(ii)          take and hold security for the payment of the Guarantied Obligations and sell, exchange, release, impair, surrender, realize upon, collect, settle, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure any Guarantied Obligations (including any of the obligations of any Guarantor under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or any offset on account thereof;

(iii)        exercise or refrain from exercising any rights against any Borrower or any other Guarantor;

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(iv)         release or substitute any one or more endorsers, guarantors, Borrowers, other Guarantors, or other obligors;

(v)           settle or compromise any Guarantied Obligations, any security therefor, or any liability (including any of those of any Guarantor under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Guarantor to any other Person;

(vi)         apply any sums by whomever paid or however realized to any liability or liabilities of any Guarantor to Lender regardless of what liability or liabilities of such Guarantor remain unpaid;

(vii)       consent to or waive any breach of, or any act, omission, or default under, any Loan Document or any agreement relating to Bank Products, or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify, or supplement any Loan Document, any agreement relating to Bank Products, or any of such other instruments or agreements; or

(viii)     take any other action that could, under otherwise applicable principles of law, give rise to a legal or equitable discharge of any Guarantor from all or part of its liabilities under this Guaranty.

(b)    It is not necessary for Lender to inquire into the capacity or powers of any Guarantor or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guarantied Obligations made or created in reliance upon the professed exercise of such powers shall be guarantied hereunder.

3.4.      Subrogation; Subordination. No Guarantor will exercise any rights that it may now or hereafter acquire against any Borrower or other Guarantor or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Lender against any Borrower or Guarantor or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Borrower or Guarantor or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until payment in full of the Guarantied Obligations. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Lender, and shall promptly be paid to Lender to be credited and applied to the Guarantied Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Agreement, or to be held as Collateral for any Guarantied Obligations or other amounts payable under this Guaranty thereafter arising. Notwithstanding anything to the contrary contained in this Guaranty, no Guarantor may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Guarantor, including after payment in full of the Guarantied Obligations, if all or any portion of the Guarantied Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such other Guarantor whether pursuant to this Guaranty or otherwise.

3.5.      Revocation. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that no such revocation shall (a) be effective until written notice thereof has been received by Lender, (b) apply to any Guarantied Obligations in existence on the date of receipt by Lender of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), and (c) apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender in existence on the date of such revocation. No payment by any Guarantor or from any other source prior to the date of Lender’s receipt of written notice of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and any payment by any Guarantor or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder. This Guaranty shall be binding upon each Guarantor, its successors and assigns and inure to the benefit of and be enforceable by Lender and its successors, transferees, or assigns.

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4.       CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER, ETC.

4.1.      GOVERNING LAW. THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

4.2.      FORUM NON CONVENIENS. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF COOK STATE OF ILLINOIS; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

4.3.      WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A "CLAIM"). EACH GUARANTOR AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

4.4.      SUBMISSION TO JURISDICTION. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK AND THE STATE OF ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

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4.5.      WAIVER OF CLAIMS. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST LENDER OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

5.       Miscellaneous

5.1.      Survival. All representations and warranties made by any Guarantor in this Guaranty and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty shall be considered to have been relied upon by Lender and shall survive the execution and delivery of this Guaranty and the making of any loans or other extension of credit, regardless of any investigation made by Lender or on its behalf and notwithstanding that Lender, may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until the payment in full of the Guarantied Obligations.

5.2.      Merger, Amendments; Etc. THIS GUARANTY, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor from the terms hereof, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by Lender and each Guarantor to which such amendment applies. This Guaranty is a Loan Document.

5.3.      Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Lender at its address specified in the Credit Agreement, and to any Guarantor at its addresses specified in the Credit Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties.

5.4.      Counterparts. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

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5.5.      Effectiveness; Severability; Section Headings. This Guaranty shall be binding and deemed effective when executed by any Guarantor as to such Guarantor (whether or not executed by any other Guarantor) whose signature is provided for on the signature pages hereof and Lender. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Guaranty. Any provision of this Guaranty which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

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IN WITNESS WHEREOF, the undersigned parties hereto have caused this Guaranty to be executed and delivered as of the day and year first above written.

GUARANTOR:	BROADWIND, INC. By: /s/ Thomas Ciccone Name: Thomas Ciccone Title: Vice President

BRAD FOOTE GEAR WORKS, INC. By: /s/ Thomas Ciccone Name: Thomas Ciccone Title: Treasurer

BROADWIND HEAVY FABRICATIONS, INC. By: /s/ Thomas Ciccone Name: Thomas Ciccone Title: Treasurer

BROADWIND INDUSTRIAL SOLUTIONS, LLC By: /s/ Thomas Ciccone Name: Thomas Ciccone Title: Treasurer

5100 NEVILLE ROAD, LLC By: Brad Foote Gear Works, Inc., as Manager By: /s/ Thomas Ciccone Name: Thomas Ciccone Title: Treasurer

signature page to Broadwind Guaranty

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association By: /s/ Anwar Young Name: Anwar Young Title: Authorized Signatory

signature page to Broadwind Guaranty